UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 5, 2004

CAESARS ENTERTAINMENT, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	1-14573	88-0400631
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3930 Howard Hughes Parkway

Las Vegas, Nevada 89109

(Address of principal executive offices, including zip code)

(702) 699-5000

(Registrant’s telephone number, including area code)

PARK PLACE ENTERTAINMENT CORPORATION

(Former Name, if Changed Since Last Report)

Item 5.  Other Events and Required FD Disclosure

Park Place Entertainment Corporation (the “Company”) issued a press release on January 6, 2004 to announce the change of the Company’s name to Caesars Entertainment, Inc.  The name change became effective on January 5, 2004, when the Company filed with the Secretary of State of the State of Delaware a Certificate of Amendment to the Company’s Amended and Restated Certificate of Incorporation.  The stockholders of the Company approved the name change at a special meeting of stockholders held on September 10, 2003.

The Company’s common stock continues to be listed on the New York Stock Exchange.  As of January 6, 2004, the Company’s stock symbol on the New York Stock Exchange will be “CZR.”

Item 7.  Financial Statements and Exhibits

(c)	Exhibits

	3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Park Place Entertainment Corporation, dated January 5, 2004.

	3.2	Restated Certificate of Incorporation of Caesars Entertainment, Inc., dated January 5, 2004.

	3.3	Amended and Restated Bylaws of Caesars Entertainment, Inc., dated January 5, 2004.

	99.1	Press Release, dated January 6, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAESARS ENTERTAINMENT, INC.

	By:	/s/ Harry C. Hagerty, III
		Name:	Harry C. Hagerty, III
		Title:	Executive Vice President and Chief Financial Officer

Dated: January 6, 2004